Exhibit (a)(1)(iii)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Charles Schwab & Co., Inc.,

and National Financial Services LLC/Fidelity Brokerage Services LLC.

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, by mail, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Important Disclosure Regarding Document Submission Deadlines:

If you hold shares of Blackstone Private Credit Fund through Fidelity or Schwab, please be advised that the deadline to submit your repurchase request in good order is earlier than the Expiration Date of the Offer.

Specifically, your repurchase request must be received in good order by Fidelity or Schwab by 11:59 p.m., Eastern Time, on August 27, 2026. Submissions received after this deadline may not be processed in time for participation in the Offer.

Dear Shareholders:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The

(Page 1 of 5)

cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

VALUATION DATE: September 30, 2026

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 31, 2026

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER

TO PROCESS YOUR REQUEST

Important Disclosure Regarding Document Submission Deadlines:

If you hold shares of Blackstone Private Credit Fund through Fidelity or Schwab, please be advised that the deadline to submit your repurchase request in good order is earlier than the Expiration Date of the Offer.

Specifically, your repurchase request must be received in good order by Fidelity or Schwab by 11:59 p.m., Eastern Time, on August 27, 2026. Submissions received after this deadline may not be processed in time for participation in the Offer.

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date. This Letter of Transmittal should be submitted individually and not combined with another repurchase request.

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR/PORTFOLIO MANAGER AND YOUR CUSTODIAN.

PART 1 — NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

(Page 2 of 5)

PART 2 — REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of # Class I Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class D Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

PART 3 — REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular quarter, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder’s request will be reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 — SHARE REPURCHASE PLAN CONSIDERATIONS

As set forth in the Fund’s prospectus dated May 1, 2026, as amended and/or supplemented from time to time (the “Prospectus”), there is a limit (the “Fee Cap”) on the aggregate amount of total upfront selling commissions, intermediary manager fees and shareholder servicing and/or distribution fees (the “Fees”) which can be charged to you while you hold your Fund investment in Class S or Class D Shares. The Fee Cap is a percentage of the gross proceeds of your Fund investment as described in the Prospectus. Once the Fee Cap has been met, you will no longer be charged the Fees, and your Class S or Class D Shares, as applicable, will convert into Class I Shares

(Page 3 of 5)

without any action required on your part. Please see the section “Plan of Distribution” in the Prospectus for additional details. By signing below, you acknowledge and agree that you are aware of the Fee Cap and that you have taken the Fee Cap into consideration in determining whether to request a repurchase of some or all of your interests in the Fund.

PART 5 — COST BASIS SELECTION (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐	FIFO (First In/First Out)

☐	LIFO (Last In/First Out) Consult your tax advisor to determine whether this method is available to you.

☐	Specific Lots

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

PART 6 — PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 7 — SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”) and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

(Page 4 of 5)

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(Page 5 of 5)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Pershing, LLC, Goldman Sachs Custody Solutions, RBC Capital Markets LLC and

SEI Investments Company.

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, by mail, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Shareholders:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(Page 1 of 4)

VALUATION DATE: September 30, 2026

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 31, 2026

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER

TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date. This Letter of Transmittal should be submitted individually and not combined with another repurchase request.

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR/PORTFOLIO MANAGER AND YOUR CUSTODIAN.

PART 1 — NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 — REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of # Class I Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class D Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

PART 3 — REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

(Page 2 of 4)

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular quarter, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder’s request will be reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 — SHARE REPURCHASE PLAN CONSIDERATIONS

As set forth in the Fund’s prospectus dated May 1, 2026, as amended and/or supplemented from time to time (the “Prospectus”), there is a limit (the “Fee Cap”) on the aggregate amount of total upfront selling commissions, intermediary manager fees and shareholder servicing and/or distribution fees (the “Fees”) which can be charged to you while you hold your Fund investment in Class S or Class D Shares. The Fee Cap is a percentage of the gross proceeds of your Fund investment as described in the Prospectus. Once the Fee Cap has been met, you will no longer be charged the Fees, and your Class S or Class D Shares, as applicable, will convert into Class I Shares without any action required on your part. Please see the section “Plan of Distribution” in the Prospectus for additional details. By signing below, you acknowledge and agree that you are aware of the Fee Cap and that you have taken the Fee Cap into consideration in determining whether to request a repurchase of some or all of your interests in the Fund.

PART 5 — COST BASIS SELECTION (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐	FIFO (First In/First Out)

☐	LIFO (Last In/First Out) Consult your tax advisor to determine whether this method is available to you.

☐	Specific Lots

(Page 3 of 4)

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

PART 6 — PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 7 — SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(Page 4 of 4)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of UBS Financial Services Inc.

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Shareholders:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(Page 1 of 5)

VALUATION DATE: September 30, 2026

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 31, 2026

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER

TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date. This Letter of Transmittal should be submitted individually and not combined with another repurchase request.

PLEASE FAX, EMAIL OR MAIL TO THE FUND’S TRANSFER AGENT AT:

Regular Mail

SS&C GIDS, Inc. Attn: Blackstone Private Credit Fund

P.O. Box 219270

Kansas City, MO 64121

Overnight Mail

SS&C GIDS, Inc. Attn: Blackstone Private Credit Fund

801 Pennsylvania Avenue, Suite 219270, Kansas City, MO 64105-1307

Email: BCRED.AI@sscinc.com

The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments. Please submit one order at a time if sending by email.

Fax: (816) 256-8862

FOR ADDITIONAL INFORMATION CALL: (844) 702-1299

PART 1 — NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

(Page 2 of 5)

PART 2 — REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of _______# Class I Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of _______# Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of _______# Class D Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

PART 3 — REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular quarter, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder’s request will be reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 — SHARE REPURCHASE PLAN CONSIDERATIONS

As set forth in the Fund’s prospectus dated May 1, 2026, as amended and/or supplemented from time to time (the “Prospectus”), there is a limit (the “Fee Cap”) on the aggregate amount of total upfront selling commissions, intermediary manager fees and shareholder servicing and/or distribution fees (the “Fees”) which can be charged to you while you hold your Fund investment in Class S or Class D Shares. The Fee Cap is a percentage of the

(Page 3 of 5)

gross proceeds of your Fund investment as described in the Prospectus. Once the Fee Cap has been met, you will no longer be charged the Fees, and your Class S or Class D Shares, as applicable, will convert into Class I Shares without any action required on your part. Please see the section “Plan of Distribution” in the Prospectus for additional details. By signing below, you acknowledge and agree that you are aware of the Fee Cap and that you have taken the Fee Cap into consideration in determining whether to request a repurchase of some or all of your interests in the Fund.

PART 5 — COST BASIS SELECTION (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐	FIFO(First In/First Out)

☐	LIFO(Last In/First Out) Consult your tax advisor to determine whether this method is available to you.

☐	SpecificLots

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

PART 6 — PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 7 — SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

(Page 4 of 5)

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(Page 5 of 5)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Inspira Financial (formerly, Millennium Trust Company)

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, by mail, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Shareholders:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(Page 1 of 5)

VALUATION DATE: September 30, 2026

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 31, 2026

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date. This Letter of Transmittal should be submitted individually and not combined with another repurchase request.

PLEASE SEND COMPLETED FORMS TO YOUR INSPIRA FINANCIAL ADVISOR AT:

Regular Mail

Inspira Financial

Attn: Blackstone Private Credit Fund

2001 Spring Road Suite 700

Oak Brook, IL 60523

Email: alternatives@mtrustcompany.com

The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments. Please submit one order at a time if sending by email.

PART 1 — NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 — REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of # Class I Shares (please only provide a number of Shares, not a dollar amount)

(Page 2 of 5)

☐	Partial Repurchase* of # Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class D Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

PART 3 — REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular quarter, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder’s request will be reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 — SHARE REPURCHASE PLAN CONSIDERATIONS

As set forth in the Fund’s prospectus dated May 1, 2026, as amended and/or supplemented from time to time (the “Prospectus”), there is a limit (the “Fee Cap”) on the aggregate amount of total upfront selling commissions, intermediary manager fees and shareholder servicing and/or distribution fees (the “Fees”) which can be charged to you while you hold your Fund investment in Class S or Class D Shares. The Fee Cap is a percentage of the gross proceeds of your Fund investment as described in the Prospectus. Once the Fee Cap has been met, you will no longer be charged the Fees, and your Class S or Class D Shares, as applicable, will convert into Class I Shares without any action required on your part. Please see the section “Plan of Distribution” in the Prospectus for additional details. By signing below, you acknowledge and agree that you are aware of the Fee Cap and that you have taken the Fee Cap into consideration in determining whether to request a repurchase of some or all of your interests in the Fund.

(Page 3 of 5)

PART 5 — COST BASIS SELECTION (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐	FIFO (First In/First Out)

☐	LIFO (Last In/First Out) Consult your tax advisor to determine whether this method is available to you.

☐	Specific Lots

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

PART 6 — PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 7 — SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

(Page 4 of 5)

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(Page 5 of 5)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Blackstone Securities Partners L.P.

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, by mail, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Shareholders:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(Page 1 of 5)

VALUATION DATE: September 30, 2026

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 31, 2026

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND IN GOOD ORDER

IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date. This Letter of Transmittal should be submitted individually and not combined with another repurchase request.

PLEASE SEND COMPLETED FORMS TO BLACKSTONE:

Regular Mail

Blackstone Private Credit Fund

430 W. 7th Street, Suite 219270

Kansas City, MO 64105-1407

Email:

BCRED@blackstone.com

The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments. Please submit one order at a time if sending by email.

PART 1 — NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:

PART 2 — REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of # Class I Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class D Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

(Page 2 of 5)

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

PART 3 — REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular quarter, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder’s request will be reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 — SHARE REPURCHASE PLAN CONSIDERATIONS

As set forth in the Fund’s prospectus dated May 1, 2026, as amended and/or supplemented from time to time (the “Prospectus”), there is a limit (the “Fee Cap”) on the aggregate amount of total upfront selling commissions, intermediary manager fees and shareholder servicing and/or distribution fees (the “Fees”) which can be charged to you while you hold your Fund investment in Class S or Class D Shares. The Fee Cap is a percentage of the gross proceeds of your Fund investment as described in the Prospectus. Once the Fee Cap has been met, you will no longer be charged the Fees, and your Class S or Class D Shares, as applicable, will convert into Class I Shares without any action required on your part. Please see the section “Plan of Distribution” in the Prospectus for additional details. By signing below, you acknowledge and agree that you are aware of the Fee Cap and that you have taken the Fee Cap into consideration in determining whether to request a repurchase of some or all of your interests in the Fund.

PART 5 — COST BASIS SELECTION (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐ FIFO (First In/First Out)

(Page 3 of 5)

☐	LIFO (Last In/First Out) Consult your tax advisor to determine whether this method is available to you.

☐	Specific Lots

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

PART 6 — PAYMENT INSTRUCTIONS (Select only one)

Indicate how you wish to receive your repurchase payment below. If an option is not selected, payments will be sent to the payment instruction method elected at the time of subscription.

☐	Cash/Check Mailed to Address of Record

☐	Cash/Check Mailed to Third Party/Custodian (Signature Guarantee required)

Entity Name/Financial Institution		Account Number (Required)
Mailing Address	City	State	Zip Code

☐ Direct Deposit. Attach a pre-printed voided check (non-custodial investors only).

You authorize the Fund or its agent to deposit your distribution into your checking or savings account. This authority will remain in force until you notify the Fund in writing to cancel it. In the event that the Fund deposits funds erroneously into your account, they are authorized to debit your account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name
Mailing Address	City	State	Zip Code
Your Bank’s ABA Routing Number		Your Bank Account Number

PART 7 — SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase and any contractual arrangements the undersigned subscriber or its affiliates are subject or party to relating to the undersigned subscriber’s investment in the Fund with the Fund, the Advisers or any of their affiliates and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

(Page 4 of 5)

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(Page 5 of 5)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and the Letter of Transmittal must be received by the

Fund’s Transfer Agent, by mail, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Should you wish to participate in the Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

Important Disclosure Regarding Document Submission Deadlines

If you hold shares of Blackstone Private Credit Fund through Merrill Lynch, please be advised that the deadline to submit your repurchase request in good order is earlier than the Expiration Date of the Offer.

Specifically, your repurchase request must be received in good order by Merrill Lynch by 11:59 p.m., Eastern Time, on August 27, 2026. Submissions received after this deadline may not be processed in time for participation in the Offer.

Dear Shareholder:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the

(Page 1 of 6)

undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

Instructions to Tendering Shareholder:

Please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the tender order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager. For additional information, call your Merrill Lynch Financial Advisor/Portfolio Manager.

Important Disclosure Regarding Document Submission Deadlines

If you hold shares of Blackstone Private Credit Fund through Merrill Lynch, please be advised that the deadline to submit your repurchase request in good order is earlier than the Expiration Date of the Offer.

Specifically, your repurchase request must be received in good order by Merrill Lynch by 11:59 p.m., Eastern Time, on August 27, 2026. Submissions received after this deadline may not be processed in time for participation in the Offer.

(Page 2 of 6)

Tender Offer

Signature Pages - U.S. Investors

Document No.:	Client Account No.:

These Tender Offer Request Signature Pages (or "Signature Pages") relate to the client's (the "Client") redemption or repurchase request from one or more investment funds (each, a "Fund"). The term "Fund" or "Funds" as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term "Interest" refers to any unit of participation, share, or other form of interest issued by a Fund.

Registration / Client Account Details

Account registration and address

Account classification   Taxpayer identification number   Account Number

Exempt payee code

Exemption from FATCA reporting code

FATCA classifications

Sample Use Only

Document No.: 1 of 4 Client Account No.:

TENDER_0523 MC-SIG-0423

(Page 3 of 6)

Document No.: Client Account No.:

Request Tender / Redemption Details

Fund Name:				
Effective Date	Cut-off Date	Channel	Tender Type ☐ Full ☐ Partial	Units (If Partial)

Payment

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or Private Bank, as indicated above, who will facilitate the distribution of proceeds into the Client's account.

Signature

By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Sample Use Only

Document No.: 2 of 4 Client Account No.:
TENDER_0523

(Page 4 of 6)

Document No.: Client Account No.:

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows: (a) the Social Security/Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9); (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; and (c) if an exemption from the Foreign Account Tax Compliance Act (FATCA) reporting was on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct.

Certification instructions.

☐ Check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

If one or more of the signatories listed here does not need to sign on behalf of the account, cross out their name. This does not apply to joint accounts.

Signature 1:

Signature 1 Date

Signer's name *(please print)* Title

Signature 2:

Signature 2 Date

Signer's name *(please print)* Title

Signature 3:

Signature 3 Date

Signer's name *(please print)* Title

Signature 4:

Signature 4 Date

Signer's name *(please print)* Title

Signature 5:

Signature 5 Date

Signer's name *(please print)* Title

Signature 6:

Signature 6 Date

Signer's name *(please print)* Title

Sample Use Only

Document No.: **3 of 4** Client Account No.:

TENDER_0523

(Page 5 of 6)

Document No.: Client Account No.:

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client's investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client's investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client's contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es)/tranche(s) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional name | Production number / PB CAI number

Investment Professional signature | Date

Sample Use Only

Document No.: 4 of 4 Client Account No.:

TENDER_0523

(Page 6 of 6)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Morgan Stanley Smith Barney LLC

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and the Letter of Transmittal must be received by the

Fund’s Transfer Agent, by mail, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Important Disclosure Regarding Document Submission Process and Deadlines

To participate in this Offer, Morgan Stanley clients must complete the Morgan Stanley eDoc, which is available from your Morgan Stanley Financial Advisor.

The deadline to submit your repurchase request in good order is earlier than the Expiration Date of the Offer. Specifically, your repurchase request must be received in good order by 11:59 p.m. Eastern Time, on August 27, 2026. Submissions received after this deadline may not be processed in time for participation in the Offer.

The information below describes the terms and conditions applicable to shares tendered pursuant to the Offer.

Dear Shareholders:

By tendering shares of beneficial interest in Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), a tendering shareholder sells to the Fund the shares of beneficial interest or portion thereof described and specified in the applicable tender offer documents, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”) and the Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and the Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

By tendering shares, a tendering shareholder warrants that such shareholder has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the tendering shareholder will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. Each tendering shareholder recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the shares of beneficial interest in the Fund or portions thereof tendered.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the tendering shareholder if the Fund accepts for purchase the shares tendered. Each tendering shareholder acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of such shareholder. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

(Page 1 of 2)

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the tendering shareholder and the obligations of the tendering shareholder hereunder shall be binding on the heirs, personal representatives, successors and assigns of such shareholder. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, each tender is irrevocable.

Instructions to Tendering Shareholder:

Morgan Stanley clients must request the Morgan Stanley eDoc from their Financial Advisor. Please reach out to your Morgan Stanley Financial Advisor to complete the tender documents

(Page 2 of 2)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Wells Fargo Bank N.A. and

Wells Fargo Advisors LLC

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Shareholders:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(Page 1 of 4)

VALUATION DATE: September 30, 2026

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 31, 2026

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date. This Letter of Transmittal should be submitted individually and not combined with another repurchase request.

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR/PORTFOLIO MANAGER

PART 1 — NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 — REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of # Class I Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class D Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

PART 3 — REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

(Page 2 of 4)

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular quarter, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder’s request will be reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 — SHARE REPURCHASE PLAN CONSIDERATIONS

As set forth in the Fund’s prospectus dated May 1, 2026, as amended and/or supplemented from time to time (the “Prospectus”), there is a limit (the “Fee Cap”) on the aggregate amount of total upfront selling commissions, intermediary manager fees and shareholder servicing and/or distribution fees (the “Fees”) which can be charged to you while you hold your Fund investment in Class S or Class D Shares. The Fee Cap is a percentage of the gross proceeds of your Fund investment as described in the Prospectus. Once the Fee Cap has been met, you will no longer be charged the Fees, and your Class S or Class D Shares, as applicable, will convert into Class I Shares without any action required on your part. Please see the section “Plan of Distribution” in the Prospectus for additional details. By signing below, you acknowledge and agree that you are aware of the Fee Cap and that you have taken the Fee Cap into consideration in determining whether to request a repurchase of some or all of your interests in the Fund.

PART 5 — COST BASIS SELECTION (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐	FIFO (First In/First Out)

☐	LIFO (Last In/First Out) Consult your tax advisor to determine whether this method is available to you.

☐	Specific Lots

(Page 3 of 4)

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

PART 6 — PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 7 — SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(Page 4 of 4)

Letter of Transmittal

Regarding Shares in Blackstone Private Credit Fund

For Clients of Stifel Nicolaus & Company, Inc., LPL Financial, Raymond James & Associates, Inc., Edward D. Jones & Co., L.P.

Tendered Pursuant to the Offer to Purchase

Dated August 4, 2026

The Offer and withdrawal rights will expire on August 31, 2026 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, by mail, by 11:59 p.m.,

Eastern Time, on August 31, 2026, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Shareholders:

The undersigned hereby tenders to Blackstone Private Credit Fund, a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware statutory trust (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2026 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest-bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(Page 1 of 4)

VALUATION DATE: September 30, 2026

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 31, 2026

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date. This Letter of Transmittal should be submitted individually and not combined with another repurchase request.

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR/PORTFOLIO MANAGER AND YOUR CUSTODIAN, IF APPLICABLE.

PART 1 — NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE CREDIT FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 — REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of # Class I Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class S Shares (please only provide a number of Shares, not a dollar amount)

☐	Partial Repurchase* of # Class D Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

(Page 2 of 4)

PART 3 — REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our share repurchase plan contains limitations on the number of shares that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer shares than have been requested in any particular quarter, or none at all. If the number of shares subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each shareholder’s request will be reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all shares for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 — SHARE REPURCHASE PLAN CONSIDERATIONS

As set forth in the Fund’s prospectus dated May 1, 2026, as amended and/or supplemented from time to time (the “Prospectus”), there is a limit (the “Fee Cap”) on the aggregate amount of total upfront selling commissions, intermediary manager fees and shareholder servicing and/or distribution fees (the “Fees”) which can be charged to you while you hold your Fund investment in Class S or Class D Shares. The Fee Cap is a percentage of the gross proceeds of your Fund investment as described in the Prospectus. Once the Fee Cap has been met, you will no longer be charged the Fees, and your Class S or Class D Shares, as applicable, will convert into Class I Shares without any action required on your part. Please see the section “Plan of Distribution” in the Prospectus for additional details. By signing below, you acknowledge and agree that you are aware of the Fee Cap and that you have taken the Fee Cap into consideration in determining whether to request a repurchase of some or all of your interests in the Fund.

PART 5 — COST BASIS SELECTION (Select only one)

U.S. federal income tax information reporting rules generally apply to certain transactions in our shares. Where they apply, the “cost basis” calculated for the shares involved will be reported to the Internal Revenue Service (“IRS”) and to you. Generally these rules apply to our shares, including those purchased through our distribution reinvestment plan. You should consult your own tax advisor regarding the consequences of these new rules and your cost basis reporting options.

Indicate below the cost basis method you would like us to apply.

IMPORTANT: If an option is not selected, your cost basis will be calculated using the FIFO method.

☐	FIFO (First In/First Out)

☐	LIFO (Last In/First Out) Consult your tax advisor to determine whether this method is available to you.

☐	Specific Lots

(Page 3 of 4)

If you have selected “Specific Lots,” please identify the lots below:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

Date of Purchase:	Amount of Purchase:

PART 6 — PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 7 — SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(Page 4 of 4)